united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane, Gemini Fund Services

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2688

Date of fiscal year end: 9/30

Date of reporting period: 3/31/17

Item 1. Reports to Stockholders.

Class I Shares – LSEIX

Semi-Annual Report

March 31, 2017

1-855-233-8300

www.persimmonfunds.com.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Persimmon Capital Management Semi-Annual Fund Letter 4478-NLD-5/22/2017

Navigating the Markets

The appeal of investing in hedge fund strategies is quite simple; investors are looking to capitalize on uncorrelated sources of idiosyncratic returns that serve as a complement to the portfolio’s traditional assets of stocks and bonds.

Reflecting back on 2017 we believe that one of the reasons why many hedge fund strategies have underperformed over the last few years was the constant barrage of events, such as the oil market sell off, BREXIT and Trump, causing global markets to correlate around the geo-political uncertainty. The market had three distinct paths it could have taken in reacting to the events; first the market could have moved sideways in directionless trading, secondly the event could have triggered a substantial sell off, or lastly the markets could have simply accepted the outcome of the events and race higher. With these three options on the table managers were forced to take a stand and approach the binary events in one of three ways. Our first manager, whom we will refer to as the “risk reducer”, positions his portfolio to preserve capital no matter how the events shake out. Risk reducer wants to limit the potential for a negative impact for their investors and reduces exposure to the markets by bringing down his gross and net exposures. Our second manager is the “Speculator” who sees these events as an opportunity and they believe they can predict better than the market and thus increases their risk and exposure levels with the intention of delivering outsized returns should their prediction of the event and the market’s reaction come to fruition. Our final manager is the “Do Nothing” the manager who chooses to take no action and just ride out the market regardless of the outcome of the events.

Let’s take a look at which managers would potentially be a winner or loser in each scenario. In the directionless market there are not many winners as the opportunities for returns are absent, however, some of the more aggressive speculators will lose as their bets required significant market moves to payoff. In the second scenario risk managers will be the clear winners as they position their portfolios to endure the sell off and preserve client’s capital. The speculators will experience a wide range of returns as they needed to predict the outcome of the event and the market reaction. Assuming that the odds of each were similar to a flip of the coin we would expect that a quarter of the speculators would predict both and experience significant returns while half would get one of the events correct causing modest losses and the final quarter of the speculators would get both events wrong and experience substantial losses. Our do nothing managers would add no value to their client’s portfolios and deliver disappointing returns as they fall behind all of the risk managers and a subset of the speculators. The final scenario, where the market rips higher, runs completely counter to our previous scenario where the losing speculators become winners, the winning speculators become losers, the risk managers lag the market and our do nothing managers look better by comparison as they are now able to outperform the risk managers.

What the market delivered in reality last year was our final scenario where during each of the major events the market reacted by moving higher in very short order. In the days preceding and following the election the market moved up 5.78% in a three week period. Similarly the oil market credit scare experienced a three week rebound of 9.52% and three weeks post Brexit the market was 8.29% higher for a total of 23.59% in the 45 trading days following the events. With these market moves the clear losers were the risk reducers. Their lack of market exposure during these three events caused them to lag during the recoveries. Some speculators were big winners during the year as they were able to capitalize on the events but the majority failed to capitalize on all three events. The do nothing managers were able to ride out the events.

It is important when evaluating managers to not focus solely on the results but to also evaluate the process that delivered the results. Performance for the Persimmon Long Short Fund was disappointing over the past six to twelve months but was that a result of us acting as a risk reducer or as a speculator that got our market calls wrong? We believe that a prudent manager has a focus first on risk and preservation of their investor’s capital. We fall clearly into the risk reducer classification; each of our managers is focused on fundamental research with a primary focus of preservation of capital. As such, our managers tend to reduce risk and market exposure during weak markets and await confirmation from fundamental changes before adding risk back into their portfolios. This investment approach has served these strategies well throughout their tenure in running a portion of the Fund but is completely at odds with the market profile we experienced this year. As of March 31, 2017 the Persimmon Long Short Fund returned 1.92% over the trailing year, lagging both the S&P 500 index and our category peers. We strive to deliver top returns in all market environments but when we fail, we prefer to fail in a manner that still provides our investors with positive absolute returns. The market presented

CONTACT US	Timothy Melly, CFA	484-572-0500	tmelly@persimmoncapital.com

Persimmon Capital Management Semi-Annual Fund Letter 4478-NLD-5/22/2017

some opportunities that our managers were not able to capitalize on but we remain committed to our objective of delivering the best returns possible in a prudent manner focused on capital preservation.

The events of the past year forced us to take a long look at how we could improve our fund and the consistency of returns that we seek to deliver to our investors. Each of the existing managers runs a fundamental bottom up strategy that can be susceptible to underperformance during market environments where fundamentals are not the primary driver. Despite each manager having a unique focus and differing strategies each is vulnerable to major market swings. In order to diversify the offering Persimmon recently implemented a quantitative systematic strategy for a portion of the portfolio that incorporates a process-driven approach combining a long biased equity strategy of liquid equities and ETFs with a short portfolio of single name equities and exchange traded funds. In addition, the strategy incorporates a unique dynamic hedge, investing in futures designed to be more responsive to market conditions than we have seen from fundamental long short managers.

We would like to deliver outperformance under all market conditions but understand that the market can take many paths over the course of a full cycle. It is important to not chase a strategy or investment methodology solely because it is currently in favor. The fund is designed to deliver strong risk adjusted returns and will experience periods where risk is discounted from the market and the fund lags peers that have a greater focus on market Beta. However when the tide turns and a focus on risk returns to the market we believe that the Fund will deliver.

We remain dedicated to delivering alpha through the active allocation of investor capital to a number of complementary long/short equity strategies. As of March 31, 2017, the Fund was allocated to four sub-advisors that we believe are uniquely positioned to take advantage of current market trends and deliver superior risk-adjusted performance.

The lineup of sub-advisers during the quarter consisted of allocations to Caerus, Infinitas, Weatherbie, and Persimmon’s Systematic BlueWave Strategy.

The following table summarizes returns of the Fund alongside the S&P 500 and the HFRX Equity Hedge Index:

As of March 31st
	January	February	March	QTD	YTD	1 Year	Inception to Date*
Fund - LSEIX	0.99%	2.54%	0.95%	4.55%	4.55%	1.95%	3.30%
HFRX Equity Hedge Index	1.99%	-0.18%	1.53%	2.70%	2.70%	3.51%	2.95%
S&P 500 TR	0.85%	1.17%	0.66%	6.06%	6.06%	17.15%	14.99%

*	Inception Date 01/01/2013

Returns greater than one year are annualized

We thank you for your continued support and encourage you to reach out to us with any questions you may have.

Sincerely,

Greg Horn

Art Holly

Tim Melly

The Persimmon Capital Management Investment Team

The above table contains the Fund returns as of the last quarter end. Performance is based on the return of the Institutional class shares (LSEIX). The maximum sales charge (load) for Class A is 5.00%. The performance data quoted here represents

CONTACT US	Timothy Melly, CFA	484-572-0500	tmelly@persimmoncapital.com

Persimmon Capital Management Semi-Annual Fund Letter 4478-NLD-5/22/2017

past performance. For more current performance information, please call toll-free 855-233-8300 or visit our website, www.persimmonfunds.com. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the investment adviser has contractually agreed to reduce its fees and/or absorb expenses until at least January 31, 2017, to ensure that net annual, operating expenses of the Class I Shares will not exceed 2.75% respectively, subject to the possible recoupment from the Fund in future years. Without these waivers, the Class I shares total annual operating expenses would be 3.02%. Please review the Fund prospectus for more information regarding the Fund’s fees and expenses, including other share classes.

PROSPECTUS OFFERING

Investors should carefully consider the investment objectives, risks, charges and expenses of the Persimmon Long Short Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.persimmonfunds.com or by calling 855-233-8300. The prospectus should be read carefully before investing. The Persimmon Long Short Fund is distributed by Northern Lights Distributors, LLC, member FINRA.

Persimmon Capital Management, LP is not affiliated with Northern Lights Distributors, LLC.

RISK DISCLOSURE

Mutual Funds involve risk including the possible loss of principal.

The Fund will invest a percentage of its assets in derivatives and options contracts. The use of such investments and the resulting high portfolio turn-over, may expose the Fund to additional risks that it would not be subject to, if it invested directly in the securities of the underlying those derivatives. The Fund may experience losses that exceed those experienced by funds that do not use options and derivatives.

The Fund may invest in high yield or junk bonds which present a greater risk than bonds of higher quality. Other risks include credit risks and investments in fixed income securities that may be subject to default, prepayment and interest rate changes. The Fund may also invest in U.S treasury obligations and securities issued by federal agencies and U.S. government sponsorship.

Investments in foreign securities and emerging markets involve risks not generally associated with investments in securities of U.S. companies including currency rate changes, sovereign debt risk, political, social and economic conditions, accurate company information, foreign control on investment and market operations including banks and security depositories. These risks may be greater in emerging markets and less developed countries.

ETNs and ETFs are subject to investment strategy risks and expenses which are indirectly paid by the Fund. The value of small or medium capitalization equities and issuers may be subject to more erratic market movements than those of larger more established companies and issuers. Furthermore, the use short positions can magnify the potential for gain or loss and amplify the effects of market volatility on the Fund’s share price.

DEFINITIONS

Indices presented are for comparison purposes only. They may not hold substantially similar securities to the Fund, and thus, little correlation may exist. The S&P 500 index measures the return of 500 widely held securities that currently trade in the US. Index performance returns do not reflect any management fees, transaction costs or expenses. HFRXEH (HFRX Equity Hedge) is a daily index of Long/Short Equity Hedge Fund Returns provided by Hedge Fund Research (hedgefundresearch.com). Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one may not invest directly in an index.

CONTACT US	Timothy Melly, CFA	484-572-0500	tmelly@persimmoncapital.com

Persimmon Long/Short Fund
Portfolio Review (Unaudited)
March 31, 2017

The Fund’s performance figures* for the periods ended March 31, 2017, as compared to its benchmark:

				Annualized
				Since Inception
	Six Month	One Year	Three Years	December 31, 2012
Persimmon Long Short Fund - Class I	1.92%	1.92%	1.29%	3.31%
S&P 500 Total Return Index **	10.12%	17.17%	10.37%	15.03%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded NAV on March 31, 2017. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total gross operating expenses as stated in the fee table of the Fund’s prospectus dated February 1, 2017 are 4.20% for Class I Shares. For performance information current to the most recent month-end, please call 1-855-233-8300.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

Top Holdings by Industry / Asset Type	% of Net Assets
Short-Term Investments	26.6%
Communications	17.2%
Consumer, Cyclical	15.6%
Consumer, Non-Cyclical	13.7%
Industrial	9.3%
Technology	6.8%
Financial	6.4%
Funds	1.8%
Basic Materials	1.0%
Energy	0.2%
Other	1.4%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2017

Shares		Fair Value
	COMMON STOCK - 74.5%
	AEROSPACE/DEFENSE - 1.9%
15	Boeing Co.	$27,590
154	General Dynamics Corp.	28,829
272	Harris Corp.	30,265
564	HEICO Corp.	49,181
128	Lockheed Martin Corp.	34,253
1,186	TransDigm Group, Inc. ^	261,110
		431,228
	AGRICULTURE - 1.7%
1,013	Philip Morris International, Inc.	114,368
13,000	Vector Group Ltd.	270,400
		384,768
	AIRLINES - 0.5%
170	Alaska Air Group, Inc.	15,677
4,646	JetBlue Airways Corp. *	95,754
		111,431
	APPAREL - 0.2%
2,538	Canada Goose Holdings, Inc. *	40,506

	AUTO MANUFACTURERS - 0.2%
482	Ferrari NV	35,842

	AUTO PARTS & EQUIPMENT- 1.6%
276	Dorman Products, Inc. *	22,668
8,500	Goodyear Tire & Rubber Co.	306,000
140	Lear Corp.	19,821
		348,489
	BANKS - 1.1%
625	Ameris Bancorp	28,812
360	Independent Bank Group, Inc.	36,844
388	Peapack Gladstone Financial Corp.	6,599
702	Signature Bank * ^	132,364
224	TriState Capital Holdings, Inc. *	25,942
548	Walker & Dunlop, Inc. *	15,717
		246,278
	BEVERAGES - 0.6%
1,475	Molson Coors Brewing Co. ^	141,172

	BIOTECHNOLOGY - 0.8%
341	BioMarin Pharmaceutical, Inc. * ^	29,933
249	Charles River Laboratories International, Inc. *	22,398
1,608	Puma Biotechnology, Inc. * ^	59,818
918	Ultragenyx Pharmaceutical, Inc. * ^	62,222
		174,371
	BUILDING MATERIALS - 0.2%
140	Lennox International, Inc.	23,422
183	Trex Co., Inc. *	12,698
		36,120
	CHEMICALS - 0.3%
204	Albemarle Corp.	21,551
264	Celanese Corp.	23,720
415	Dow Chemical Co.	26,369
		71,640
	COMMERCIAL SERVICES - 2.5%
308	Advisory Board Co. * ^	14,414
407	CDK Global, Inc.	26,459
342	Euronet Worldwide, Inc. *	29,248
274	Grand Canyon Education, Inc. *	19,621
912	IHS Markit Ltd. * ^	38,258
182	Insperity, Inc.	16,134
185	ManpowerGroup, Inc.	18,975
84	MarketAxess Holdings, Inc.	15,749
1,018	Monro Muffler Brake, Inc.	53,038
268	New Oriental Education & Technology Group, Inc. - ADR *	16,182
645	Nord Anglia Education, Inc. * ^	16,344
5,427	Paylocity Holding Corp. * ^	209,645
870	Rollins, Inc.	32,303
188	TAL Education Group - ADR *	20,035
580	Tarena International, Inc. - ADR *	10,834
430	Vantiv, Inc. *	27,572
		564,811

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
March 31, 2017

Shares		Fair Value
	COMPUTERS - 0.5%
377	Dell Technologies, Inc. - Class V *	$24,158
396	EPAM Systems, Inc. * ^	29,906
659	Globant SA * ^	23,988
541	Kornit Digital Ltd. *	10,333
205	Lumentum Holdings, Inc. *	10,937
455	Stratasys Ltd. *	9,323
		108,645
	COSMETICS/PERSONAL CARE - 0.7%
3,379	Unilever NV	167,869

	DISTRIBUTION/WHOLESALE - 1.0%
3,655	H&E Equipment Services, Inc. ^	89,621
1,247	LKQ Corp. * ^	36,500
200	Pool Corp.	23,866
1,622	SiteOne Landscape Supply, Inc. *	78,521
		228,508
	DIVERSIFIED FINANCIAL SERVICES - 3.2%
998	Affiliated Managers Group, Inc. ^	163,612
383	Evercore Partners, Inc.	29,836
476	Houlihan Lokey, Inc.	16,398
7,850	Interactive Brokers Group, Inc.	272,552
451	Intercontinental Exchange, Inc.	27,001
360	Raymond James Financial, Inc.	27,454
688	Virtus Investment Partners, Inc. ^	72,859
396	Visa, Inc.	35,193
807	WageWorks, Inc. * ^	58,346
		703,251
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
199	EnerSys	15,709
112	Littelfuse, Inc.	17,910
119	Universal Display Corp.	10,246
		43,865
	ELECTRONICS - 0.7%
526	Amphenol Corp.	37,435
115	Coherent, Inc. *^	23,649
1,111	Gentex Corp.	23,698
4,807	GoPro, Inc. *	41,821
58	Mettler-Toledo International, Inc. *	27,777
		154,380
	ENGINEERING & CONSTRUCTION - 2.5%
6,080	Dycome Industries, Inc. * ^	565,136

	ENTERTAINMENT - 2.0%
5,131	Eldorado Resorts, Inc. *	97,104
16,290	Penn National Gaming, Inc. *	300,225
1,000	Pinnacle Entertainment, Inc. * ^	19,520
189	Vail Resorts, Inc.	36,269
		453,118
	ENVIRONMENTAL CONTROL - 1.0%
227	MSA Safety, Inc.	16,047
2,314	Waste Connections, Inc. ^	204,141
16	Waste Management, Inc.	1,167
		221,355
	FOOD - 4.6%
2,481	Hain Celestial Group, Inc. *	92,293
1,793	Kraft Heinz Co.	162,822
3,342	Kroger Co.	98,556
357	Lamb Weston Holdings, Inc.	15,015
5,690	Nestle SA - ADR	437,561
444	Pinnacle Foods, Inc.	25,694
3,269	Tyson Foods, Inc. ^	201,730
		1,033,671

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
March 31, 2017

Shares		Fair Value
	HEALTHCARE - PRODUCTS - 1.6%
182	Align Technology, Inc. *	$20,877
114	Cooper Cos, Inc.	22,787
96	CR Bard, Inc.	23,860
268	IDEXX Laboratories, Inc. * ^	41,435
4,543	Insulet Corp. * ^	195,758
252	Masimo Corp. * ^	23,502
570	Merit Medical Systems, Inc. * ^	16,473
292	NuVasive, Inc. *	21,807
		366,499

	HEALTHCARE - SERVICES - 0.4%
89	Medpace Holdings, Inc. *	2,657
136	UnitedHealth Group, Inc.	22,305
951	US Physical Therapy, Inc. ^	62,100
		87,062
	HOME BUILDERS - 0.2%
645	Century Communities, Inc. *	16,383
364	Installed Building Products, Inc. * ^	19,201
		35,584
	HOUSEHOLD PRODUCTS - 0.1%
306	Avery Dennison Corp.	24,664

	HOUSEWARES - 0.1%
476	Toro Co.	29,731

	INSURANCE - 0.9%
255	Athene Holding Ltd. *	12,747
465	Essent Group Ltd. *	16,819
1,269	Greenlight Capital Re, Ltd. * ^	28,045
404	Marsh & McLennan Companies, Inc.	29,852
242	Primerica, Inc.	19,892
244	Reinsurance Group of America, Inc.	30,983
580	Torchmark Corp.	44,683
553	United Insurance Holdings Corp. ^	8,820
		191,841
	INTERNET - 13.1%
2,030	Alibaba Group Holding Ltd. - ADR *	218,895
226	Alphabet, Inc. - Class A *	191,603
937	Alphabet, Inc. - Class C * ^	777,298
127	Amazon.com, Inc. *	112,591
1,395	Baidu, Inc. - ADR * ^	240,665
412	CDW Corp.	23,777
588	eBay, Inc. *	19,739
2,640	Expedia, Inc.	333,089
843	Facebook, Inc. *	119,748
81	MercadoLibre, Inc.	17,129
114	Netflix, Inc. *	16,850
19	Priceline Group, Inc. *	33,819
1,978	Stamps.com, Inc. * ^	234,096
1,815	Trade Desk, Inc. *	67,609
4,050	VeriSign, Inc. * ^	352,796
3,939	Wayfair, Inc. * ^	159,490
		2,919,194
	IRON/STEEL - 0.7%
17,700	Cliffs Natural Resources, Inc. *	145,317

	LEISURE TIME - 2.2%
363	Brunswick Corp.	22,216
987	Camping World Holdings, Inc. ^	31,821
548	Carnival Corp.	32,283
444	Fox Factory Holding Corp. *	12,743
7,200	Malibu Boats, Inc. *	161,640
3,504	Norwegian Cruise Line Holdings Ltd. *	177,758
2,217	Planet Fitness, Inc. ^	42,722
		481,183

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
March 31, 2017

Shares		Fair Value
	LODGING - 3.3%
4,619	Belmond Ltd. *	$55,890
5,721	Boyd Gaming Corp. *	125,919
248	China Lodging Group Ltd. - ADR *	15,388
17,379	Extended Stay America, Inc.	277,021
344	Marriott International, Inc.	32,398
12,441	Melco Resorts & Entertainment Ltd. - ADR	230,656
		737,272
	MACHINERY-DIVERSIFIED - 1.6%
244	Cognex Corp. ^	20,484
9,000	Gencor Industries, Inc. *	134,550
1,241	Middleby Corp. * ^	169,334
268	Nordson Corp.	32,921
		357,289

	MEDIA - 4.4%
62	Charter Communications, Inc. *	20,294
606	Comcast Corp.	22,780
270	Liberty Broadband Corp. *	23,328
8,350	Liberty Global PLC *	292,584
294	Meredith Corp.	18,992
6,721	Nexstar Media Group, Inc.	471,478
309	Sinclair Broadcast Group, Inc.	12,514
5,338	World Wrestling Entertainment, Inc. ^	118,610
		980,580
	MINING - 0.1%
2,436	Dominion Diamond Corp.	30,767

	MISCELLANEOUS MANUFACTURING - 0.3%
404	Barnes Group, Inc.	20,741
255	Ingersoll-Rand PLC	20,737
270	John Bean Technologies Corp.	23,747
158	Proto Labs, Inc. *	8,074
		73,299
	OIL & GAS - 0.1%
440	Antero Midstreram Partners LP	14,590

	OIL & GAS SERVICES - 0.1%
440	Rice Midstream Partners LP	11,097

	PHARMACEUTICALS - 1.4%
1,777	ACADIA Pharmaceuticals, Inc. * ^	61,093
534	Aerie Pharmaceuticals, Inc. * ^	24,217
955	Diplomat Pharmacy, Inc. * ^	15,232
4,125	Portola Pharmaceuticals, Inc. *	161,659
301	PRA Health Sciences, Inc. *	19,634
621	Supernus Pharmaceuticals, Inc. *	19,437
		301,272
	PIPELINES - 0.1%
301	Noble Midstream Partners LP ^	15,676

	REAL ESTATE - 0.9%
3,275	FirstService Corp. ^	197,483

	RETAIL - 5.2%
7,056	American Eagle Outfitters, Inc.	98,996
689	BJ’s Restaurants, Inc. *	27,836
1,922	Bob Evans Farms, Inc.	124,680
272	Cheesecake Factory, Inc.	17,234
1,166	Chuy’s Holdings, Inc. * ^	34,747
408	Copart, Inc. *	25,267
294	Dave & Buster’s Entertainment, Inc. *	17,960
153	Domino’s Pizza, Inc.	28,198
8,650	Fiesta Restaurant Group, Inc. *	209,330
2,604	Francesca’s Holdings Corp. * ^	39,971
5,198	Gap, Inc.	126,259
494	GMS, Inc. *	17,310
246	Home Depot, Inc.	36,120
5,704	Kate Spade & Co. * ^	132,504
446	Lululemon Athletica, Inc. *	23,134
1,291	Ollie’s Bargain Outlet Holdings, Inc. * ^	43,249
465	Restaurant Brands International, Inc.	25,919
1,679	Starbucks Corp.	98,037
102	Ulta Beauty, Inc. *	29,093
		1,155,844

See accompanying notes to financial statements.

Persimmon Long/Short Fund

PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)

March 31, 2017

Shares		Fair Value
	SAVINGS & LOANS - 0.6%
4,837	BofI Holding, Inc. * ^	$126,391

	SEMICONDUCTORS - 2.0%
285	ASML Holding NV	37,848
111	Broadcom Ltd.	24,305
604	IPG Photonics Corp. *	72,903
214	Lam Research Corp.	27,469
2,349	MACOM Technology Solutions Holdings, Inc. * ^	210,057
598	MaxLinear, Inc. *	16,774
313	Microchip Technology, Inc.	23,093
263	Microsemi Corp. *	13,552
230	Monolithic Power Systems, Inc.	21,183
		447,184
	SOFTWARE - 4.7%
1,170	2U, Inc. * ^	46,402
387	Activision Blizzard, Inc.	19,296
244	Adobe Systems, Inc. *	31,752
184	Blackbaud, Inc.	14,107
1,927	Cotiviti Holdings, Inc. * ^	80,221
2,600	Ebix, Inc.	159,250
6,486	Everbridge, Inc. *	133,158
276	Fiserv, Inc. *	31,826
700	HubSpot, Inc. *	42,385
353	Jack Henry & Associates, Inc.	32,864
219	MSCI, Inc.	21,285
226	Paycom Software, Inc. *	12,997
370	Pegasystems, Inc. ^	16,225
181	RealPage, Inc. *	6,317
386	SPS Commerce, Inc. * ^	22,577
1,128	Ultimate Software Group, Inc. * ^	220,197
360	Veeva Systems, Inc. *	18,461
50,465	Zynga, Inc. *	143,825
		1,053,145
	TELECOMMUNICATIONS - 0.8%
120	Arista Networks, Inc. *	15,872
435	CommScope Holding Co., Inc. *	18,144
4,657	GTT Communications, Inc. * ^	113,398
700	NETGEAR, Inc. *	34,685
		182,099
	TEXTILES - 0.1%
123	Mohawk Industries, Inc. *	28,227

	TOYS/GAMES/HOBBIES - 0.1%
159	Hasbro, Inc.	15,871

	TRANSPORTATION - 1.4%
43,200	Scorpio Tankers, Inc.	191,808
2,505	XPO Logistics, Inc. * ^	119,964
		311,772

	TOTAL COMMON STOCK (Cost - $14,290,558)	16,587,387

	EXCHANGE-TRADED FUNDS (ETFs) - 1.9%
	EQUITY FUNDS - 1.9%
2,027	Guggenheim Shipping ETF	24,892
1,724	iShares MSCI Australia ETF	38,980
2,353	iShares MSCI Austria Capped ETF	42,754
842	iShares MSCI Chile Capped ETF	36,677
1,854	iShares MSCI France ETF	49,149
1,709	iShares MSCI Germany ETF	49,134
1,959	iShares MSCI Netherlands ETF	52,521
1,308	iShares MSCI Taiwan Capped ETF	43,465
544	iShares MSCI Thailand Capped ETF	42,426
1,931	WisdomTree India Earnings Fund	46,595
	TOTAL EXCHANGE TRADED FUNDS (ETFs) (Cost - $409,228)	426,593
	REAL ESTATE INVESTMENT TRUSTS (REITs) - 0.2%
364	Lamar Advertising Co.	27,205
759	NexPoint Residential Trust, Inc.	18,338
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs)(Cost - $43,714)	45,543

See accompanying notes to financial statements.

Persimmon Long/Short Fund

PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)

March 31, 2017

Contracts ++		Expiration	Fair Value
	PURCHASED OPTIONS - 1.5% *
13	Kate Spade & Co. Call @ $23	4/21/2017	$1,430
33	Kate Spade & Co. Put @ 22	4/21/2017	1,683
141	Sears Holdings Corp. Put @ 10	1/19/2018	58,233
21	Sears Holdings Corp. Put @ 13	1/19/2018	13,335
121	Sears Holdings Corp. Put @ 20	1/19/2018	153,065
6	Sears Holdings Corp. Put @ 30	1/19/2018	13,440
6	Sears Holdings Corp. Put @ 27	6/15/2018	12,060
6	Sears Holdings Corp. Put @ 25	1/18/2019	11,100
48	Square, Inc. Put @ 8	1/19/2018	840
3	Square, Inc. Put @ 25	1/19/2018	2,370
8	Unilever NV Call @ 50	4/21/2017	720
49	Valeant Pharmaceuticals International, Inc. Put @ 5	1/19/2018	2,156
78	Valeant Pharmaceuticals International, Inc. Put @ 10	1/19/2018	17,160
39	Valeant Pharmaceuticals International, Inc. Put @ 15	1/19/2018	20,767
7	Valeant Pharmaceuticals International, Inc. Put @ 45	1/19/2018	23,730
	TOTAL (Cost $312,951)		332,089

	SHORT-TERM INVESTMENT - 28.2%
	MONEY MARKET FUND - 28.2%
6,291,426	Fidelity Investments Money Market Funds - Government Portfolio - Class I, 0.56% + ^		$6,291,426
	TOTAL SHORT-TERM INVESTMENT (Cost - $6,291,426)		6,291,426

	TOTAL INVESTMENTS - 106.3% (Cost - $21,347,877) (a)		$23,683,038
	OPTION CONTRACTS WRITTEN (Premiums Received - $3,844) - (0.0)%		(2,012)
	SECURITIES SOLD SHORT (Proceeds - $6,293,504) - (27.0)%		(6,016,071)
	OTHER ASSETS LESS LIABILITIES - 20.7%		4,609,305
	NET ASSETS - 100.0%		$22,274,260

Contracts ++		Expiration Date	Fair Value
	SCHEDULE OF OPTIONS WRITTEN - (0.0)%
16	Kate Spade & Co. Call @ $25	4/21/2017	560
33	Kate Spade & Co. Call @ 27	7/21/2017	1,155
33	Kate Spade & Co. Put @ 18	4/21/2017	297
	TOTAL (Premiums received $3,844)		2,012

Shares
	SECURITIES SOLD SHORT - (27.0)%
	COMMON STOCK - (22.4)%
	APPAREL - (0.9)%
4,241	Under Armour, Inc. *		83,887
2,185	VF Corp.		120,109
			203,996
	BANKS - (0.0)%
299	MidSouth Bancorp, Inc.		4,575

	BIOTECHNOLOGY - (0.8)%
957	Illumina, Inc. *		163,302
173	Intrexon Corp. *		3,429
			166,731
	BUILDING MATERIALS - (0.9)%
7,926	NCI Building Systems, Inc. *		135,931
988	Patrick Industries, Inc. *		70,049
			205,980
	CHEMICALS - (0.4)%
587	International Flavors & Fragrances, Inc.		77,795

	COMMERCIAL SERVICES - (0.6)%
57	Ambow Education Holding Ltd. - ADR *		231
148	Avis Budget Group, Inc. *		4,378
1,820	Cardtronics PLC *		85,085
9,326	Great Lakes Dredge & Dock Corp. *		37,304
2	Huron Consulting Group, Inc. *		84
281	RR Donnelley & Sons Co.		3,403
			130,485
	COMPUTERS - (0.5)%
23	Nutanix, Inc. *		432
10,576	Pure Storage, Inc. *		103,962
			104,394
	DISTRIBUTION/WHOLESALE - (0.1)%
364	LKQ Corp. *		10,654

See accompanying notes to financial statements.

Persimmon Long/Short Fund

PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)

March 31, 2017

Shares		Fair Value
	ELECTRONICS - (0.5)%
5,672	Gentex Corp.	$120,984

	ENERGY - (0.0)%
148	First Solar, Inc. *	4,011

	ENTERTAINMENT - (0.1)%
1,451	Red Rock Resorts, Inc.	32,183

	FOOD - (0.5)%
556	BRF S.A. - ADR	6,811
660	Campbell Soup Co.	37,778
269	Kroger Co.	7,933
661	Mondelez International, Inc.	28,476
308	Sanderson Farms, Inc.	31,983
		112,981

	HEALTHCARE - SERVICES - (0.0)%
135	Molina Healthcare, Inc. *	6,156

	HOME BUILDERS - (0.4)%
308	Thor Industries, Inc.	29,608
2,339	Winnebago Industries, Inc.	68,416
		98,024
	INSURANCE - (0.8)%
2,178	HCI Group, Inc.	99,273
2,865	Universal Insurance Holdings, Inc.	70,192
		169,465
	INTERNET - (1.0)%
1,682	GrubHub, Inc. *	55,321
353	Twitter, Inc. *	5,277
2,948	Wayfair, Inc. *	119,365
361	Zillow Group, Inc. - Class A *	12,205
1,178	Zillow Group, Inc. - Class C *	39,663
		231,831
	LEISURE TIME - (2.9)%
3,621	Harley-Davidson, Inc.	219,070
966	LCI Industries	96,407
3,600	Planet Fitness, Inc.	69,372
3,011	Polaris Industries, Inc.	252,322
		637,171
	LODGING - (1.4)%
1,614	Hilton Worldwide Holdings, Inc.	94,354
1,071	Las Vegas Sands Corp.	61,122
704	Marriott International, Inc.	66,303
820	Wynn Resorts Ltd.	93,980
		315,759
	MACHINERY - CONSTRUCTION & MINING - (1.3)%
3,100	Caterpillar, Inc.	287,556

	MISCELLANEOUS MANUFACTURING - (0.4)%
3,291	Actuant Corp.	86,718

	OIL & GAS - (0.2)%
293	Antero Resources Corp. *	6,683
146	Carrizo Oil & Gas, Inc. *	4,184
509	Cenovus Energy, Inc.	5,752
118	EQT Corp.	7,210
267	Gulfport Energy Corp. *	4,590
152	Occidental Petroleum Corp.	9,631
165	Range Resources Corp.	4,802
		42,852
	PIPELINES - (0.0)%
250	Genesis Energy LP	8,105

	PHARMACEUTICALS - (1.1)%
424	Agios Pharmaceuticals, Inc. *	24,762
146	Express Scripts Holding Co. *	9,623
312	Sucampo Pharmaceuticals, Inc. *	3,432
17,606	Valeant Pharmaceuticals International, Inc. *	194,194
		232,011

See accompanying notes to financial statements.

Persimmon Long/Short Fund

PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)

March 31, 2017

Shares		Fair Value
	RETAIL - (4.0)%
225	Bed Bath & Beyond, Inc.	$8,878
2,250	BJ’s Restaurants, Inc. *	90,900
9,723	Bloomin’ Brands, Inc.	191,835
199	Brinker International, Inc.	8,748
174	Cheesecake Factory, Inc.	11,025
712	Darden Restaurants, Inc.	59,573
82	Dillard’s, Inc.	4,284
270	Domino’s Pizza, Inc.	49,761
1,210	Dunkin’ Brands Group, Inc.	66,163
1,708	Five Below, Inc. *	73,973
867	Foot Locker, Inc.	64,860
131	Genesco, Inc. *	7,264
100	L Brands, Inc.	4,710
126	PetMed Express, Inc.	2,538
2,495	Restaurant Brands International, Inc.	139,071
544	Ross Stores, Inc.	35,833
39	Sears Holdings Corp. *	448
93	Signet Jewelers Ltd.	6,442
130	Target Corp.	7,175
540	Tiffany & Co.	51,462
		884,943
	SOFTWARE - (2.0)%
1,186	Box, Inc. *	19,344
1,900	Castlight Health, Inc. *	6,935
1,800	j2 Global, Inc.	151,038
7,900	RealPage, Inc. *	275,710
		453,027

	TELECOMMUNICATIONS - (0.8)%
222	ARRIS International PLC *	5,872
3,240	NETGEAR, Inc. *	160,542
		166,414
	TEXTILES - (0.8)%
5,800	Culp, Inc.	180,960

	TOTAL COMMON STOCK SOLD SHORT (Proceeds - $5,301,338)	4,975,761

	EXCHANGE-TRADED FUNDS (ETFs) - (3.3)%
	EQUITY FUNDS (3.3)%
4,909	Consumer Staples Select Sector SPDR Fund	267,933
983	iShares Russell 2000 ETF	135,143
1,731	iShares U.S. Home Construction ETF	55,357
1,136	SPDR S&P500 ETF Trust	267,801
476	VanEck Vectors Egypt Index ETF	13,495
	TOTAL EXCHANGE-TRADED FUNDS (ETFs) SOLD SHORT(Proceeds - $716,200)	739,729

	EXCHANGE-TRADED NOTES (ETNs) - (0.0)%
	EQUITY FUNDS (0.0)%
263	iPATH S&P 500 VIX Short-Term Futures ETN	4,153
	TOTAL EXCHANGE-TRADED NOTES (ETNs) SOLD SHORT(Proceeds - $6,824)	4,153

	REAL ESTATE INVESTMENT TRUSTS (REITs) - (1.3)%
713	DDR Corp.	8,934
1,200	Digital Realty Trust, Inc.	127,668
285	Equinix, Inc.	114,106
390	GGP, Inc.	9,040
166	Macerich Co.	10,690
367	Pennsylvania Real Estate Investment Trust	5,556
59	Simon Property Group, Inc.	10,150
308	Weingarten Realty Investors	10,284
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs)(Proceeds - $269,142)	296,428

	TOTAL SECURTIES SOLD SHORT (Proceeds - $6,293,504)	$6,016,071

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

*	Non-income producing security.

^	All or part of the security was held as collateral for securities sold short as of March 31, 2017.

+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2017.

++	Each option contract allows the holder to purchase/sell 100 shares of the underlying security at the exercise price.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (including securities sold short and options) is $15,469,135 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,103,762
Unrealized depreciation	(907,942)
Net unrealized appreciation	$2,195,820

See accompanying notes to financial statements.

Persimmon Long/Short Fund

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

March 31, 2017

ASSETS
Investment securities:
At cost	$21,347,877
At fair value	23,683,038
Segregated cash at broker	4,635,555
Receivable for securities sold	673,770
Dividends and Interest receivable	9,122
TOTAL ASSETS	29,001,485

LIABILITIES
Securities sold short, at fair value (proceeds $6,293,504)	6,016,071
Payable for investments purchased	649,625
Investment advisory fees payable	22,957
Dividends payable on securities sold short	4,275
Payable to Related Parties	13,260
Options written, at fair value (premiums received $3,844)	2,012
Accrued expenses and other liabilities	19,025
TOTAL LIABILITIES	6,727,225
NET ASSETS	$22,274,260

Composition of Net Assets:
Paid in capital	$20,359,935
Accumulated net investment loss	(1,052,528)
Accumulated net realized gain from investments, securities sold short, option contracts purchased and option contracts written	352,426
Net unrealized appreciation of investments, securities sold short, option contracts purchased and option contracts written	2,614,427
NET ASSETS	$22,274,260

Net Asset Value Per Share:
Class I Shares:
Net Assets	$22,274,260
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,101,914
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.60

(a)	The Fund will impose a 1.00% redemption fee for any redemptions of Fund shares occurring within 60 days of purchase.

See accompanying notes to financial statements.

Persimmon Long/Short Fund

STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended March 31, 2017

INVESTMENT INCOME
Dividends	$129,648
Interest	12,666
Less: Foreign withholding taxes	(280)
TOTAL INVESTMENT INCOME	142,034

EXPENSES
Advisory fees	236,652
Dividend paid on securities sold short	60,535
Interest expenses	59,334
Broker Fees	9,050
Administrative services fees	18,626
Accounting services fees	11,992
Transfer agent fees	12,214
Compliance officer fees	15,971
Custodian fees	10,452
Legal fees	10,976
Audit fees	8,228
Trustees fees and expenses	2,388
Printing and postage expenses	4,665
Registration fees	5,984
Insurance expense	1,496
SUB-TOTAL EXPENSES	468,563
Less : Fees waived by the Advisor	(12,826)
TOTAL EXPENSES	455,737

NET INVESTMENT LOSS	(313,703)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	1,571,160
Securities sold short	(454,439)
Options contracts purchased	(52,096)
Options contracts written	44,413
Futures contracts	(63,139)
Foreign currency transactions	4,949
Net Realized Gain	1,050,848

Net change in unrealized appreciation (depreciation) on:
Investments	(751,113)
Securities sold short	255,981
Options contracts purchased	27,348
Options contracts written	(5,605)
Net Change in Unrealized Depreciation	(473,389)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	577,459

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$263,756

See accompanying notes to financial statements.

Persimmon Long/Short Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	(Unaudited)
FROM OPERATIONS
Net investment loss	$(313,703)	$(1,014,906)
Net realized gain (loss) on investments	1,050,848	(16,637)
Net change in unrealized appreciation (depreciation) on investments	(473,389)	1,076,888
Net increase in net assets resulting from operations	263,756	45,345

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class A (a)	—	(134)
Class I	—	(1,376,261)
Total distributions to shareholders	—	(1,376,395)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I	342,225	1,135,073
Net asset value of shares issued in reinvestment of distributions:
Class A (a)	—	134
Class I	—	1,376,261
Payments for shares redeemed:
Class A (a)	—	(2,786)
Class I	(5,850,153)	(2,211,247)
Net increase (decrease) from shares of beneficial interest transactions	(5,507,928)	297,435

NET DECREASE IN NET ASSETS	(5,244,172)	(1,033,615)

NET ASSETS
Beginning of Period	27,518,432	28,552,047
End of Period *	$22,274,260	$27,518,432
*Includes accumulated net investment loss of:	$(1,052,528)	$(738,825)

SHARE ACTIVITY
Class A (a):
Shares Reinvested	—	13
Shares Redeemed	—	(271)
Net decrease in shares of beneficial interest outstanding	—	(258)

Class I:
Shares Sold	32,776	105,437
Shares Reinvested	—	129,836
Shares Redeemed	(573,606)	(212,699)
Net increase (decrease) in shares of beneficial interest outstanding	(540,830)	22,574

(a)	Sales and operations of Class A has been suspended as of May 25, 2016

See accompanying notes to financial statements.

Persimmon Long/Short Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended		Year Ended		Year Ended		Year Ended		Period Ended
	March 31, 2017		September 30, 2016		September 30, 2015		September 30, 2014		September 30, 2013 (1)
	(Unaudited)
Net asset value, beginning of period	$10.41		$10.90		$11.02		$10.62		$10.00
Income (loss) from investment operations:
Net investment loss (2)	(0.14)		(0.37)		(0.33)		(0.26)		(0.22)
Net realized and unrealized gain on investments	0.33		0.40		0.56		0.66		0.84
Total from investment operations	0.19		0.03		0.23		0.40		0.62
Less distributions from:
Net realized gains	—		(0.52)		(0.35)		0.00	(3)	—
Total distributions	—		(0.52)		(0.35)		0.00	(3)	—
Redemption fees collected	—		—		—		0.00	(3)	—
Net asset value, end of period	$10.60		$10.41		$10.90		$11.02		$10.62
Total return (4)	1.92	% (5)	0.17%		2.17%		3.77%		6.20	% (5)
Net assets, at end of period (000s)	$22,274		$27,518		$28,549		$29,752		$27,884
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense	3.94	% (7)	4.33	% (6)	3.93	% (6)	4.09%		4.71	% (7)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense	3.84	% (7)	4.33%		3.93%		3.83	% (6)	4.00	% (6,7)
Ratio of net investment loss to average net assets (8)	(2.64	)% (7)	(3.44)%		(2.97)%		(2.39)%		(2.93	)% (7)
Portfolio Turnover Rate	329	% (5)	207%		214%		181%		203	% (5)
Other data:
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense	2.86	% (7)	2.89	% (6)	2.99	% (6)	3.24%		3.70	% (7)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense	2.75	% (7)	2.89%		2.99%		2.99	% (6)	2.99	% (6,7)

(1)	The Fund commenced operations on December 31, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets including fee recapture in 2016 and 2015 and net of fee waiver in 2014 and 2013.

(7)	Annualized for periods less than one full year.

(8)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

March 31, 2017

1.	ORGANIZATION

The Persimmon Long/Short Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware on December 5, 2011, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on December 31, 2012. The Fund seeks to achieve long-term capital appreciation.

The Fund offers Class I shares. Effective May 25, 2016, sales and operations of Class A shares of the Fund were suspended. A principal of the investment advisor solely held the Class A shares for the period from October 1, 2015 to May 25, 2016. The Fund may recommence offering and operation of Class A shares of the Fund in the future. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. Class I shares are subject to a 1.00% redemption fee on redemptions made within 60 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

All investments in securities are recorded at their estimated fair values. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period ended. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices. Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale at the mean between the current bid and ask prices on the valuation date. Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the mean between the current bid and ask prices on the valuation date. Investments in open-end investment companies are valued at net asset value. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team or committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2017

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisors, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisors to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisors are unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e. the exit price at the measurement date). The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under U.S. GAAP are described below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available and may require significant management judgment or estimation.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2017 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stocks	$16,587,387	$—	$—	$16,587,387
Exchange-Traded Funds	426,593	—	—	426,593
Real Estate Investment Trusts (REITs)	45,543	—	—	45,543
Purchased Options	332,089	—	—	332,089
Short-Term Investments	6,291,426	—	—	6,291,426
Total Investments	$23,683,038	$—	$—	$23,683,038

Liabilities
Securities Sold Short
Options Written	$2,012	$—	$—	$2,012
Common Stocks	4,975,761	—	—	4,975,761
Exchange-Traded Funds	739,729	—	—	739,729
Exchange-Traded Notes	4,153	—	—	4,153
Real Estate Investment Trusts (REITs)	296,428	—	—	296,428
Total Securities Sold Short	$6,018,083	$—	$—	$6,018,083

*	Refer to the Portfolio of Investments for industry classification.

The Fund did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1, Level 2, and Level 3 during the period.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax years (2014-2016) or expected to be taken in the Fund’s 2017 returns. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2017

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the six months ended March 31, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and options amounted to $59,890,803 and $65,443,239, respectively.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the statements of assets and liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised.

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2017

The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. For the six months ended March 31, 2017 the Fund had losses from options contracts purchased of $52,096, which is included in the net realized gain from options contracts purchased in the Statement of Operations. For the six months ended March 31, 2017, the Fund had gains from options contracts written of $44,413, which is included in the net realized gain from options contracts written in the Statement of Operations. Net change in unrealized appreciation (depreciation) in the Statement of Operations includes $27,348 of net unrealized gains on options contracts purchased and $5,605 of net unrealized losses on options contracts written for the six months ended March 31, 2017.

The number of option contracts written and the premiums received by the Fund for the six months ended March 31, 2017, were as follows:

	Put Options		Call Options
	Number of	Premiums	Number of	Premiums
Written Options	Contracts	Received	Contracts	Received
Options outstanding, beginning of year	62	$12,278	20	$2,447
Options written	256	28,997	207	15,752
Options closed	(47)	(6,945)	(35)	(3,507)
Options expired	(238)	(33,674)	(143)	(11,504)
Options outstanding, end of year	33	$656	49	$3,188

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

As of March 31, 2017, the Fund’s written options had notional values of $129,100 for calls and $59,400 for puts.

The derivative instruments outstanding, as of March 31, 2017, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Fund.

Segregated Cash at Broker – The Fund has $4,635,555 of cash on hand at two prime brokers representing the proceeds of securities sold short. Withdrawal of these amounts is restricted based on the level of short trading in the Fund.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The locations on the Statements of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Derivatives Not
Accounted for as
Hedging Instruments		Location of Derivatives on	Fair Value of
under GAAP	Primary Risk Exposure	Statement of Assets and Liabilities	Liability Derivatives
Call options written	Equity Risk	Options written, at fair value	$(1,715)
Put options written	Equity Risk	Options written, at fair value	(297)
Total			$(2,012)

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2017

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the six months ended March 31, 2017:

Derivative Investment Type	Location of Gain/Loss on Derivative
Equity	Net realized gain (loss) from options purchased
Net realized gain (loss) from options written
Net change in unrealized appreciation (depreciation) on option contracts purchased
Net change in unrealized appreciation (depreciation) on option contracts written

The following is a summary of the Fund’s derivative investments activity recognized in the Statement of Operations categorized by primary risk exposure for the six months ended March 31, 2017:

Realized gain (loss) on derivatives recognized in the Statement of Operations
		Total for the
		Six Months Ended
Derivative Investment Type	Equity Risk	March 31, 2017
Options purchased	$(52,096)	$(52,096)
Options written	44,413	44,413
Futures	(63,139)	(63,139)
	$(70,822)	$(70,822)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations
		Total for the
		Six Months Ended
Derivative Investment Type	Equity Risk	March 31, 2017
Options purchased	$27,348	$27,348
Options written	(5,605)	(5,605)

Offsetting of Financial Assets and Derivative Liabilities

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged as of March 31, 2017:

				Gross Amounts Not Offset in the Statement of
				Assets & Liabilties

		Gross Amounts	Net Amounts of
	Gross Amounts of	Offset in the	Liabilities Presented
	Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Derivative Assets	Assets/Liabilities	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Purchased Options	$332,089	$—	$332,089	$(2,012)	$—	$330,077

Derivative Liabilties
Written Options	$2,012	$—	$2,012	$(2,012)	$—	$—

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2017

4.	INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS

Persimmon Capital Management L.P. serves as the Fund’s investment advisor (the “Advisor”). The Advisor allocates portions of the Fund’s portfolio to be managed by several sub-advisors (each, a “Sub-Advisor”, together, the “Sub-Advisors”). Each of Caerus Investors LLC, Infinitas Capital, LLC, and Weatherbie Capital, LLC, Inc., served as a Sub-Advisor to the Fund during the six months ended March 31, 2017.

Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee computed and accrued daily and paid monthly, at an annual rate of 1.99% of the average daily net assets. Pursuant to separate sub-advisory agreements between the Advisor and each Sub-Advisor, each Sub-Advisor is entitled to receive, on a monthly basis, a specific percentage of the net assets of its managed allocated portion. The Sub-Advisors are paid by the Advisor, not the Fund. For the six months ended March 31, 2017, the advisory fees incurred by the Fund amounted to $236,652.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least January 31, 2018, to ensure that Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expenses on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses (such as litigation expenses, which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 2.75% of the daily average net assets attributable to Class I shares. The Advisor may seek reimbursement only for expenses waived or paid by it during the prior three fiscal years; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the six months ended March 31, 2017, the Advisor waived expenses in the amount of $12,826. Cumulative expenses subject to the aforementioned conditions will expire September 30 of the following years:

2017	$93,772
Total	$93,772

Northern Lights Distributors, LLC (the “Distributor) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s Class I shares. During the six months ended March 31, 2017, the Distributor did not receive any underwriting commissions for sales of Class I shares.

In addition, certain affiliates of the Distributor provide ancillary services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

 March 31, 2017

Blu Giant, LLC (“Blu Giant”) –

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30,2016	September 30,2015
Ordinary Income	$—	$—
Long-Term Capital Gain	1,376,395	945,899
Return of Capital	—	—
	$1,376,395	$945,899

As of September 30, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(866,694)	$—	$(151,947)	$2,669,210	$1,650,569

The difference between book basis and tax basis accumulated net investment losses, accumulated net realized gain (loss), and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, adjustments for constructive sales, real estate investment trusts and C-Corporation return of capital distributions. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles and constructive sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $764,856.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $101,838.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and foreign currency gains/ (losses), and adjustments for real estate investment trusts, return of capital from C-Corporation and capitalization in lieu of dividend payments, resulted in reclassification for the year ended September 30, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains(Loss)
$(700,838)	$697,373	$3,465

6.	REDEMPTION FEES

The Fund may assess a short term redemption fee of 1.00% of the total redemption amount of shareholders sell their shares after holding them for less than sixty days. The redemption fee is paid directly to the Fund from which the redemption is made. For the six months ended March 31, 2017, the Fund did not assess any redemption fees.

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2017

7.	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Persimmon Long/Short Fund

EXPENSE EXAMPLES (Unaudited)

March 31, 2017

As a shareholder of the Persimmon Long/Short Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Persimmon Long Short/Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period beginning October 1, 2016 and ending March 31, 2017.

Table 1. Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2. Hypothetical Example for Comparison Purposes

Table 2 “Hypothetical Example for Comparison Purposes” provides information about hypothetical account values and hypothetical expenses based on the Persimmon Long Short/Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending Account	Expenses Paid During
Actual Expenses	Expense Ratio **	Account Value	Value	Period
	10/1/16 - 3/31/17	10/1/16	3/31/2017	10/1/16 - 3/31/17

Class I	2.75%	$1,000.00	$1,019.20	$13.85

	Annualized	Beginning	Ending Account	Expenses Paid During
Hypothetical Expenses	Expense Ratio **	Account Value	Value	Period *
	10/1/16 - 3/31/17	10/1/16	3/31/2017	10/1/16 - 3/31/17

Class I	2.75%	$1,000.00	$1,011.21	$13.80

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**	Annualized expense ratio does not include interest expense or dividend expense.

Persimmon Long/Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2017

Renewal of Advisory Agreement – Persimmon Long/Short Fund*

In connection with a meeting held on November 29th and 30th, 2016, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Persimmon Capital Management, LLC (“PCM” or the “Adviser”) and the Trust, with respect to the Persimmon Long/Short Fund, (“Fund”). The Trustees also considered the renewal of investment sub-advisory agreements (the “Sub-Advisory Agreements”) between PCM and each of Caerus Investors LLC (“CI”), Infinitas Capital, LLC (“IC”), ISF Management, LLC (“ISF”) and Weatherbie Capital, LLC (“WBC”), with respect to the Fund. In considering the renewal of the Advisory and Sub-Advisory Agreements, the Board received materials specifically relating to the Advisory and Sub-Advisory Agreements.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory and Sub Advisory Agreements.

PCM

Nature, Quality and Extent of Services The Board noted that PCM was founded in 1998 and reviewed the background information of the key investment personnel responsible for servicing the Fund, taking into consideration their many years of collective experience and various career accomplishments of the team. The Board noted that PCM’s investment process centered on selecting and managing complementary long/short sub-advisers with strong alpha-generation potential and research skills, establishing exposure guidelines and monitoring compliance. The Board discussed PCM’s risk management techniques, noting PCM’s renewed focus on ensuring complementary and diversified portfolios across its sub-advisers. The Board noted that PCM runs risk analysis reports on the portfolio that measure value at risk, liquidity, standard deviation, and other risk and return attributions. The Boards noted that each sub-adviser selects its own prime broker and PCM consolidates all sub-adviser accounts with a single clearing broker in order to gain cost efficiencies. The Board expressed its satisfaction with the experienced personnel who perform the comprehensive due diligence and supervisory tasks necessary to manage multiple sub-advisers and strategies. The Board concluded that the Adviser should continue to provide quality service to the Fund and its shareholders.

Performance The Board reviewed the Fund’s performance and noted that the Fund returned negative performance over the one-year period, trailing the S&P 500, but significantly outperformed the HFRX Equity Hedge Index over the one-year period. The Board observed, in that same period, that the Fund also outperformed the peer group and the Morningstar Long/Short Equity category. The Board discussed, that over the three-year period, the Fund had been in line with its peer group and Morningstar category, but underperformed versus the S&P 500 Index. They also discussed that over the since-inception period, the Fund had outperformed the HFRX Equity Hedge Index and peer group average, and slightly underperformed versus the Morningstar Long/Short category. The Board commented that PCM had stated that the recent underperformance was due to two significant political events that caused sharp market declines and rapid recoveries. The Board noted that the Fund’s hedged strategy worked to limit the downside, but the Fund was unable to participate in the rapid recovery. The Board concluded that PCM had delivered respectable results overall based on the Fund’s strategy.

Fees and Expenses The Board noted that PCM’s advisory fee of 1.99% was higher than the average fees for both its peer group and Morningstar category. The Board further noted that the Fund’s net expense ratio of 3.02% was significantly higher than both its peer group and Morningstar category, even exceeding the range of its peer group. The Board recognized that the higher total expenses were due to the multi-manager structure, the fees paid to the sub-advisers, and the relatively small size of the Fund. The Board discussed the current expense cap, which had

Persimmon Long/Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2017

been reduced to 2.75%. Taking all factors into account, the Board concluded that the advisory fee charged by PCM was reasonable.

Economies of Scale The Board discussed the size of the Fund and its prospects for growth, concluding that it had not yet achieved meaningful economies justifying breakpoints. They discussed the Fund’s capacity limitations referenced by PCM in the Board Materials. However, the representatives from PCM agreed that, as the Fund grows and PCM achieves economies of scale, PCM would be willing to discuss the implementation of breakpoints at that time. The Board agreed to monitor and address the issue at the appropriate time.

Profitability The Board reviewed the profitability analysis in connection with PCM’s advisory agreement with Persimmon, noting that PCM reported a modest profit, in terms of both actual dollars earned and as a percentage of assets, from its relationship with the Fund. The Board concluded that the level of profit realized by PCM in connection with its relationship with the Fund was not excessive.

Conclusion Having requested and received such information from PCM as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure was reasonable and that the renewal of the Advisory Agreement was in the best interests of the shareholders of the Fund.

CI

Nature, Quality and Extent of Services The Board noted that the sub-adviser was founded in 2009 and managed approximately $178 million in assets, specializing in the creation and management of long/short equity strategies and servicing corporations, high net worth individuals and pooled investment vehicles. The Board noted that the principals of CI had impressive educational backgrounds and wide-ranging industry experience. The Board reviewed CI’s investment process, which took a fundamental research approach that analyzed business model traits, primarily within the consumer market sector, then determined security selection and position sizing. The Board noted that CI managed strategy risk in part by running investment screens to determine liquidity adequacy. The Board noted further that CI monitored compliance with the Fund’s investment limitations using its order management system to run pre- and post-trade checks. The Board concluded that since partnering with Ramius LLC, CI’s operations and compliance appear to have been enhanced. The Board reviewed CI’s approach to broker-dealer selection and best execution practices, noting that CI considered several factors deemed relevant by CI and approved by its Brokerage Committee to ensure compliance with its best execution policies. Moreover, the Board noted that CI had no material compliance or litigation issues to report since the last approval of the Sub-Advisory Agreement. The Board concluded that CI should continue to provide quality service to the Fund, PCM and shareholders.

Performance The Board reviewed performance data for the sub-advised portion of the Fund and noted that CI’s portion of the Fund had outperformed the HFRI EH Market Neutral (“HFRI”) benchmark return for the one-year and since-inception periods. The Board commented that CI had been a positive contributor to the Fund. The Board noted how CI was able to maintain a low net exposure approach that allowed it to create a smooth, less volatile return stream. The Board recalled that PCM had indicated its satisfaction with CI’s results. The Board concluded that CI had performed in line with expectations and had the potential to continue to provide reasonable returns to the Fund.

Fees and Expenses The Trustees discussed that PCM had negotiated a sub-advisory fee of 1.00% on the assets of the Fund sub-advised by CI, which was the same fee CI charged to its other mutual fund client. The Board reviewed this and other facts and concluded that CI’s sub-advisory fee was reasonable.

IC

Nature, Quality and Extent of Services The Board noted that the sub-adviser, IC, managed approximately $42 million in assets providing investment advisory services and specializing primarily in portfolio management for high net worth individuals. The Board noted the principals of IC had many years of financial industry experience where they managed hedge funds for investment banks. The Board discussed IC’s bottom-up research process that

Persimmon Long/Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2017

selected equity securities determined to be mispriced by the market, along with a risk overlay based on top-down considerations. The Board noted further that this strategy reduced correlation to the market by short selling securities that IC’s research determined had declining fundamentals and other negative characteristics. The Board observed that IC’s risk management process addressed portfolio concentration with in-depth fundamentals and a strict sell discipline along with an understanding of the effects of geopolitical events, technical events and macroeconomic concerns that may cause drawdowns. The Board expressed its satisfaction with IC’s compliance program, which included reviewing risk parameters daily and in real time while also monitoring the portfolio’s holdings for concentration levels, liquidity and gross and net exposure. Further, the Board recognized that IC reportedly had not had any material compliance or litigation issues since the last approval of the Sub-Advisory Agreement. The Board concluded that IC should continue to provide quality service to the Fund, PCM and shareholders.

Performance The Board reviewed performance data for the portion of the Fund sub-advised by IC and noted that IC’s portion of the Fund had outperformed the S&P 500 Index benchmark return for the one-year and since-inception periods. IC attributed the positive performance to its security selection process, position sizing relative to the industry benchmark and the strength of its research. The Board recalled that PCM indicated its satisfaction with IC’s results. The Board concluded that IC had the potential to continue to provide reasonable returns to the Fund and should be retained.

Fees and Expenses The Board discussed that IC charged the Adviser a 1.00% sub-advisory fee on the assets of the Fund under its management, which was the same fee IC charged to similarly-situated clients but without the typical performance fee it charges certain other clients. The Board reviewed this and other facts and concluded that IC’s sub-advisory fee was reasonable.

ISF

Nature, Quality and Extent of Services The Board noted that ISF managed approximately $76 million in assets offering investment advisory and portfolio management services specializing in long/short value investing strategy. The Board reviewed the backgrounds of the key investment personnel and remarked favorably on their many years of industry experience. The Board noted that ISF’s investment process was based on fundamental research of a company’s prospects for cash generation plus other economic and management characteristics to pinpoint mispricing by the market. The Board discussed ISF’s risk management program, in which ISF monitored valuations in real time as the limited holdings and highly-concentrated portfolio was sensitive to market movement. The Board noted that ISF monitored compliance with the Fund’s applicable investment limitations by reviewing and reconciling securities, weightings and net exposures. Moreover, the Board reviewed ISF’s best execution policy, noting that ISF considered many factors to determine broker-dealer quality and favorable execution. The Board commented that ISF had not reported any material compliance or litigation issues since the sub-advisory agreement was last approved. The Board concluded that ISF’s vigorous fundamental research process was suitable to its investment style and the Fund’s objective. Further, the Board concluded that ISF should continue to provide quality service to the Fund, PCM and shareholders.

Performance The Board reviewed performance data for the portion of the Fund managed by ISF and noted that ISF’s portion of the Fund had slightly outperformed the HFRI Equity Hedge Index for the one-year period and substantially outperformed such Index for the since-inception period. The Trustees recognized ISF’s disappointment in its one-year performance, noting that much of the negative returns had been concentrated in a few securities that were liquidated before the fundamentals were appreciated by the market. The Board recalled PCM’s satisfaction with ISF’s previous results. The Board concluded that while recent performance was negative, ISF had been a positive contributor to the Fund since inception, and had the potential to continue to provide reasonable returns.

Fees and Expenses The Board discussed that ISF charged the Adviser a 1.00% sub-advisory fee on the assets of the Fund under its management, which was the same fee it charged to its other mutual fund clients, and less than the management and incentive fee charged to certain other clients. The Board reviewed this and other facts and concluded that ISF’s sub-advisory fee was reasonable.

Persimmon Long/Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2017

Weatherbie

Nature, Quality and Extent of Services The Board noted that Weatherbie managed approximately $800 million of assets, specializing in small- to mid-cap growth stocks. The Board reviewed the background information of key investment personnel responsible for the Fund, noting that the investment team had extensive experience in the investment industry coupled with strong educational backgrounds. The Board reviewed WBC’s investment process, noting that they used a multiple-manager approach where each manager was responsible for managing and monitoring a specific segment of the portfolio. The Board discussed WBC’s risk management process, which included daily monitoring of risk metrics (e.g., net exposure, long and short sector concentration, liquidity and other characteristics), and compliance processes, which utilized tools built into its portfolio accounting and trade order management system. The Board discussed WBC’s recent routine SEC examination and noted two minor operational deficiencies that were corrected; otherwise, the Board noted that no other material compliance or litigation issues were reported. The Board concluded that WBC should continue to provide quality service to the Fund, PCM and shareholders.

Performance The Board reviewed performance data for the sub-advised portion of the Fund and noted that WBC’s portion of the Fund had slightly underperformed the HFRI Hedged Equity (Total) Index for the one-year period. However, the Board observed that WBC’s portion of the Fund had significantly outperformed the same index for the since-inception period. Moreover, the Trustees noted that WBC’s portion of the Fund had outperformed its own hedge fund in both the one-year and since-inception periods. The Board discussed that PCM indicated disappointment with WBC’s one-year results. After further discussion, the Board concluded that despite WBC’s recent results, the performance was acceptable.

Fees and Expenses The Board discussed that WBC charged the Adviser a 1.00% sub-advisory fee on the assets of the Fund under its management, which was the same fee it charged other sub-advisory relationships but without its typical performance fee. The Board reviewed this and other facts and concluded that WBC’s sub-advisory fee was reasonable.

CI, IC, ISF and WBC

Economies of Scale The Board considered whether economies of scale had been achieved by the sub-advisers with respect to the management of the Fund. After discussion, the Board agreed that economies was primarily a Fund-level issue and should be considered with respect to the overall Advisory Agreement and fee, taking into consideration the impact of the sub-advisory expense.

Profitability The Board reviewed the estimated profits realized by CI, IC, ISF and WBC respectively in connection with the sub-advisory services provided to the Fund and discussed whether the amount of profit was a fair entrepreneurial profit for the sub-advisory services rendered to the Fund. The Board noted that due to the low level of assets allocated to each sub-adviser by PCM and the fact that no sub-adviser had accrued significant profits with respect to its services to the Fund, the Board was satisfied that each sub-adviser’s level of profitability from its relationship with the Fund was not excessive.

Conclusion Following their deliberations regarding the renewal of the Sub-Advisory Agreements, having requested and received such information reasonably necessary to evaluate the terms of the IC Sub-advisory Agreement, the Board concluded that the fee structure was reasonable and that renewal of the sub-advisory agreement was in the best interests of the Trust and the shareholders of the Fund.

With respect to the remaining sub-advisers, CI, ISF and WBC, the Board noted that while the performance of each sub-adviser was sufficient from its point of view to warrant continued engagement as a sub-adviser, and that each continued to provide quality services, it was understandable that PCM had expressed a desire to consider a change with respect to each of these sub-advisers as discussed at the Meeting. Having requested and received such information from CI, ISF and WBC as the Board believed to be reasonably necessary to evaluate the terms of the respective Sub-Advisory Agreements, and as assisted by the advice of Counsel, the Board concluded that the fee

Persimmon Long/Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2017

structure was reasonable and that renewal of each Sub-Advisory Agreement was in the best interests of the shareholders of the Fund until such time as replacement sub-advisers could be identified, vetted and approved.

* * *

In connection with a meeting held on February 16th and 17th, 2017, the Board of Trustees (the “Board” ) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment sub-advisory agreements (the “Sub-Advisory Agreements”) between PCM and each of Kettle Hill Capital Management, LLC (“Kettle Hill”) and WBC, with respect to the Fund. In considering the renewal of the Sub-Advisory Agreements, the Board received materials specifically relating to the Sub-Advisory Agreements.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreements and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Sub-Advisory Agreements.

Kettle Hill

Nature, Quality and Extent of Services The Board noted that Kettle Hill was established in 2003 and reviewed the background information of the key investment personnel responsible for servicing the Fund, taking into consideration their seasoned and diverse experience in investment management, research and analysis. The Board discussed Kettle Hill’s investment approach, which was focused primarily on long-and short-value opportunities within the small-cap equity sector. The Board noted that Kettle Hill’s research process analyzed material changes not yet recognized by the market. The Board discussed that in terms of long-value opportunities, Kettle Hill’s research identified investments that could achieve dynamic earnings growth and that in terms of short-value opportunities, Kettle Hill focused on identifying companies with deteriorating fundamentals, poor management or non-diversified business models. The Board expressed satisfaction with the team’s experience and their capability to perform a robust research process to execute a small cap value investment strategy. The Board concluded that PCM appeared to have found a sub-adviser who has the potential to provide quality service to the Fund and its shareholders.

Performance The Board reviewed the performance data for two private funds and one sub-advised account currently managed by Kettle Hill with investment objectives and strategies similar to those of the Fund. The Board noted that Kettle Hill had managed the private funds since 2003 and 2004, respectively. The Board observed that in all time periods (the one-year, five-year, ten-year and since-inception) both funds significantly out-performed the benchmark index, the HFR Equity Index, with approximately 9% growth in all periods. The Board noted that these funds rarely used leverage, but did hedge the portfolio. The Board concluded that the overall performances of Kettle Hill’s sub-advised funds were impressive and that shareholders of the Fund would benefit from Kettle Hill providing sub-advisory services.

Fees and Expenses The Board noted that Kettle Hill’s proposed sub-advisory fee of 1.00% was in-line with the fees paid to the other three sub-advisers for the Fund. The Board noted that this proposed sub-advisory fee was also within the range of fees that Kettle Hill charged its other clients. They also discussed the allocation of duties between the PCM and Kettle Hill and were satisfied with the allocation of the fees between PCM and Kettle Hill. After further discussion, the Board agreed that the proposed sub-advisory fee was reasonable.

Persimmon Long/Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2017

Economies of Scale The Board discussed the anticipated size of Kettle Hill’s sub-advised portion of the Fund. The Board agreed that economies was primarily a Fund-level issue and should be considered with respect to the overall advisory agreement and fee, taking into consideration the impact of the sub-advisory expense.

Profitability The Board reviewed the anticipated profits to be realized by Kettle Hill in connection with the sub-advisory services provided to the Fund and whether the amount of profit was a fair entrepreneurial profit for the management of the Fund. The Board noted that Kettle Hill anticipated a modest profit in both actual dollars and as a percentage of revenue during the first two years of operation. The Trustees agreed that this anticipated profit was not excessive in light of the services to be provided by Kettle Hill.

Conclusion Having requested and reviewed such information from Kettle Hill as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the sub-advisory fee for Kettle Hill was reasonable and that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

WBC

Nature, Quality and Extent of Services The Board expressed satisfaction with the investment team, remarking on their extensive experience in the investment industry and strong educational backgrounds. The Board confirmed again that the key investment personnel would remain the same as before the merger with Alger. The Board reviewed WBC’s investment process, noting that they used a multiple-manager approach where each manager was responsible for managing and monitoring a specific segment of the portfolio. The Board discussed WBC’s risk management process, which included daily monitoring of risk metrics (e.g., net exposure, long and short sector concentration, liquidity and other characteristics), and compliance processes, which utilized tools built into its portfolio accounting and trade order management system. The Board concluded that WBC should continue to provide quality service to the Fund, PCM and shareholders.

Performance The Board reviewed performance data for the sub-advised portion of the Fund during the period of September 30, 2016 through December 31, 2016, which was not previously reviewed at the November Board Meeting. The Trustees noted that the portion of the Fund’s portfolio managed by WBC had slightly underperformed its benchmark, the HFRI Hedged Equity (Total) Index in the three-month and one-year periods. However, the Board observed that WBC’s portion of the portfolio had still contributed positively to the Fund’s outperformance of the benchmark by over 700 basis points. Moreover, the Board noted that WBC’s portion of the Fund had continued to outperform its own hedge fund in the three-month period. The Board agreed with PCM’s recommendation and expressed optimism that the Change of Control would yield positive results for the Fund and its shareholders. After further discussion, the Board concluded that despite WBC’s recent results, the performance was acceptable.

Fees and Expenses The Board discussed that WBC charged the PCM a 1.00% sub-advisory fee on the assets of the Fund under its management, which was the same fee it charged other sub-advisory relationships but without its typical performance fee. The Board reviewed this and other facts and concluded that WBC’s sub-advisory fee was reasonable.

Economies of Scale The Board discussed the anticipated size of WBC’s sub-advised portion of the Fund’s portfolio. The Board agreed that economies of scale was primarily a Fund-level issue and should be considered with respect to the overall advisory agreement and fee, taking into consideration the impact of the sub-advisory expense.

Profitability The Board reviewed the profit realized by WBC in connection with the sub-advisory services provided to the Fund for the 12 months ended June 30, 2016 and whether the amount of profit was a fair entrepreneurial profit for the sub-advisory services provided to the Fund. The Board noted that WBC earned a modest profit in actual dollars, after expenses. The Board agreed that this profit was not excessive in light of the services to be provided by WBC.

Persimmon Long/Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2017

Conclusion Having requested and reviewed such information from WBC and PCM as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee structure for WBC was reasonable and that approval of the Sub-Advisory Agreement was in the best interests of the Trust and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-233-8300 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-233-8300.

INVESTMENT ADVISOR
Persimmon Capital Management, LP
1777 Sentry Parkway West
VEVA 14, Suite 102
Blue Bell, PA 19422

SUB-ADVISORS
Caerus Global Investors, LLC	Infinitas Capital, LLC
712 5th Ave, 19th Floor	99 Hudson Street, 5th Floor
New York, NY 10019	New York, NY 10013

Weatherbie Capital, LLC
265 Franklin Street, Suite 1601
Boston, MA 02110

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 6/7/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 6/7/2017

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/7/2017